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                                                                    EXHIBIT 24.1


                                 POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, That the undersigned officers and/or directors of Sunoco, Inc., a Pennsylvania corporation, do and each of them does, hereby constitute and appoint Thomas W. Hofmann, Jack L. Foltz and Joseph P. Krott, his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, to sign the Sunoco, Inc. Form 10-K for the year ending December 31, 1998 and any and all future amendments thereto; and to file said Form 10-K and any such amendments with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 4th day of March 1999.


/s/ ROBERT H. CAMPBELL                 /s/ THOMAS W. HOFMANN
Robert H. Campbell                     Thomas W. Hofmann
Chairman & Chief Executive Officer     Vice President & Chief Financial Officer
(Principal Executive Officer)          (Principal Financial Officer)

/s/ RAYMOND E. CARTLEDGE               /s/ JAMES G. KAISER
Raymond E. Cartledge                   James G. Kaiser
Director                               Director

/s/ ROBERT E. CAWTHORN                 /s/ ROBERT D. KENNEDY
Robert E. Cawthorn                     Robert D. Kennedy
Director                               Director

/s/ JOHN G. DROSDICK                   /s/ JOSEPH P. KROTT
John G. Drosdick                       Joseph P. Krott
President & Chief Operating Officer    Comptroller
                                       (Principal Accounting Officer)

/s/ MARY JOHNSTON EVANS                /s/ R. ANDERSON PEW
Mary Johnston Evans                    R. Anderson Pew
Director                               Director

/s/ THOMAS P. GERRITY                  /s/ WILLIAM F. POUNDS
Thomas P. Gerrity                      William F. Pounds
Director                               Director

/s/ ROSEMARIE B. GRECO                 /s/ G. JACKSON RATCLIFFE
Rosemarie B. Greco                     G. Jackson Ratcliffe
Director                               Director

                                       /s/ ALEXANDER B. TROWBRIDGE
                                       Alexander B. Trowbridge
                                       Director